UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68130

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 10/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Annual Report

October 31, 2014

Class A RAALX
Class I RAILX

www.conductorfunds.com
1-844-GO-RAILX (1-844-467-2459)

December 2014

First, let us begin by welcoming you to the first yearly update for the Conductor Global Fund. We have been incredibly pleased with the launch of the Fund and look forward to keeping you updated regularly on the status of the various positions in the portfolio and the global market and economic trends that affect our positioning.

Entering the final weeks of 2014, many of the broad major global equity indices are holding tenuously to yearly gains. Headline performance numbers for the indices belie what has been happening underneath the surface, however. International Developed and Emerging Market equities have once again significantly underperformed US stocks. Small and mid-cap equities, for instance, have shown cracks relative to Large and mega-large cap names. Value names, after showing some promise earlier in the year, have once again ceded ground to the growth universe as the year has progressed. Violent sector rotation has been a feature throughout 2014, as exemplified by the dramatic moves (higher initially, then violently down to close the year) in the global energy space. All of these cross-currents have led active managers to the worst relative performance year in as many as three decades according to sources such as Lipper and the Wall St. Journal.

From 12/31/2013 to 10/31/2014, the MSCI World was up 5.14%, and the MSCI AC World was up 4.99%. The MSCI AC World Value index was up 4.69%, while the growth index was up 5.29%. The MSCI AC Small-Cap Index was up 1.72% versus 5.13% for the large-cap index.

Over the same time span, the Conductor Global Fund was down 2.29%.

Since the end of the fiscal year, 10/31/14, the Conductor Global is down 1.53% versus -2.61% for the MSCI AC World, -1.77% for the MSCI World, and -3.42% for the MSCI AC World Value Indices.

Disclosures:

The referenced indices are shown for general market comparisons and are not meant to represent the Fund. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Fund’s maximum sales charge for Class “A” shares is 5.75%. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least

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until February 28, 2015, to ensure that the net annual fund operating expenses will not exceed 2.20%, 2.95%, and 1.95% attributable to Class A, Class C, and Class I shares, respectively, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 3.08%, 3.83%, and 2.83% to Class A, Class C, and Class I shares respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 844-467-2459 or by visiting www.conductorfund.com.

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Global Year in Review:

2014 was a year marked by substantial divergences and shifts in the global economic and political landscape.

●	Although hiccups related to the extremely cold winter in the US in late 2013 and early 2014 tripped up growth early in the year, US economic growth accelerated as the year progressed. During Q1:2014, QoQ annualized growth declined 2.1%. Over the next two quarters, QoQ annualized growth rebounded sharply, coming in at 4.6% in Q2 and 3.9% in Q3. Concurrently, the US unemployment rate declined from 6.7% at the beginning of the year to 5.8% by 10/31/14. Manufacturing continued to show expansion over the course of the year, with the ISM Manufacturing Survey moving from a low of 51.3 in January to 59.0 at the end of October. YoY Durable Goods orders ex the volatile Transportation sector stayed comfortably above 5% growth for much of the year. Meanwhile, personal consumption expenditures remained comfortably above 3.5% for much of the year. Based on early numbers, it appears the Q4:2014 will finish the year on a strong note.

●	The broader European economy presents a very different trend. Coming into the calendar year, many investors and economists around the world held out hope that Europe was ready break out. Instead, ex-UK, European policymakers faced continued weakness in the French economy, new weakness in Germany, and uneven progress in the southern European countries severely affected in recent years by austerity measures. YoY real GDP growth in France barely clung to positive territory throughout the year, up 0.8% in Q1, flat in Q2, and up 0.4% in Q3. Unemployment in France has remained above 10% the entire calendar year and is now at the highest levels observed in nearly 20 years. Francois Hollande’s government approval ratings have subsequently paid a heavy price. Germany, until the point the locomotive of Europe, has faced its own economic issues. YoY real GDP growth has been uneven and weak all year. Q3 real GDP was up 1.2% year over year. While unemployment remains steady, any acceleration in economic weakness due to the ongoing Russia turmoil could turn the tables to the downside. Spain provides a moderately hopeful story. After YoY GDP declined for nine straight quarters from Q4:2011 to Q4:2013, the first two quarters of 2014 showed economic growth. Greece provided a similar picture, though Italy remains stuck in negative territory. Overall, sovereign yields in these countries continued to decline meaningfully from the 2011 highs. Still, the countries are a moderate external shock away from reentering recession territory. Unemployment rates in Greece and Spain remain comfortably above 20%, while unemployment in Italy is 12.8% and rising.
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●	Like Europe, Japan has provided a surprisingly uneven, even disappointing story YTD. Prime Minister Abe’s attempts to reflate the economy and weaken the Yen through aggressive action have generated some progress. Core inflation has increased on YoY basis throughout the year, rising from 0.7% at the end of 2013 to 2.2% in October 2014. These gains come after four and a half straight years of core deflation. Japan’s real GDP growth has been a disappointment in the back half of the year, though. After an ill-fated decision to go ahead with a massive increase in the consumption tax rate, YoY real GDP posted negative numbers in Q2 and Q3. Also, the average Japanese worker/family hasn’t seen inflation-adjusted benefits filter down. Real household income has remained in negative territory the entire year. The final arrow of Abe’s plan, massive economic structural reform, including initiatives to reform the system of agricultural subsidies, bring women into the labor force, and improve general productivity, has experienced very little progress. Near the end of calendar 2014, Abe called for new elections, which his new LDP won handily. Abe hopes to use this so-called mandate to push through needed reforms and continue the massive monetary and fiscal stimulus program. Political observers are still skeptical that Abe will be able to overcome entrenched special interest groups in his party.

●	China has also been nicked by decelerating growth. Xi Jinping has spent much of his time in power consolidating power and using his bully pulpit to reduce corruption throughout the Chinese Communist Party and to slow some of what his government perceives to be unsustainable growth, especially in oversaturated industrial sectors like steel, and the overbuilt housing sector. China GDP has decelerated throughout the year to the low 7% level. Excepting the brief dip in GDP due to the global financial crisis in 2008, this is the lowest sustained real GDP growth in approximately 15 years. China’s Fixed Asset Investment at 15.8% YoY as of the last reading is now the lowest it’s been since 2001. Deceleration in China is affecting economic growth in emerging and developed markets around the globe, especially those dependent on commodity exports. Brazil’s GDP has been in negative territory YoY for two straight quarters. GDP in Australia has begun to show signs of deceleration as well. Mining investment has been a big part of the Australian story; iron ore prices for instance have collapsed over the past few years.

●	Politically, the story of the year remains Russia’s actions to seize Crimea after the collapse of the Ukrainian government and the subsequent covert military action Russia continues to undertake in eastern Ukraine to support Russia-speaking rebels. The repercussions are just now beginning to come into view, and they are enormous. In response to Russian aggression, the EU and US imposed nominal sanctions on the Russian economy and certain economic and political actors. As sanctions began to bite over the course of the year, the Russian ruble and general economy began to exhibit serious signs of weakness. Coming into 2014, Russian GDP was decelerating towards the
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zero line. As 2014 progressed, economic deceleration progressed. Then, an external shock in the form of dramatically lower oil prices extracted a heavy toll on the resource dependent Russian economy as the calendar year moved towards its conclusion. The Russian ruble has now fallen approximately 100% vs. the US dollar, Russian companies are facing massive refinancing risks, and the government faces deficits as far as the eye can see. The Russian Central Bank is scrambling to contain the damage and now expects real GDP to decline as much as 4.5% to 5.0% in the coming year. Putin continues to hold onto significant support within the country, but those loyalties will be tested soon. The dislocations have begun to significantly impact global companies with operations in Russia; and, we’re beginning to see the first impacts for institutional emerging market investors.

●	Global markets-wise, the oil price decline, mentioned above, remains the top story of 2014. West Texas Intermediate Crude entered the year near $100 per barrel and reached highs approaching $110 a barrel in the late spring. Since then, the massive production coming online in the US and Canada has spiked global supplies and induced a price war among the OPEC producing nations. Consequently, the oil price has fallen nearly 50% to $58 per barrel as of this writing. The geopolitical consequences at this point haven’t become fully apparent, but we believe it’s safe to say there will be major impacts for oil-dependent nations around the world, many of which require oil prices near $100 for balanced budgets and acceptable current account balances. Already countries such as Venezuela have seen sovereign debt prices fall to levels suggesting imminent default and stress. Countries like Iran facing economic sanctions on top of lower oil prices have returned to the negotiating table with western countries. After being one of the biggest exporters of oil to the US in recent years, Nigeria exported almost zero net oil to the United States this year. Nigeria faces economic hardship, not to mention an Islamic insurrection in parts of the country. Many global investors, meanwhile, were caught flat-footed by the declines. As of this writing, the S&P energy sector ETF is down approximately 12% YTD, by far the worst performing sector in the S&P 500 index. At one point this summer, the sector was up over 10% outpacing the broader market and drawing investors into a bull trap. Again, it will take several weeks or months to discern the negative effects for the global institutional investment sector.

●	Sum it together and the world observed a situation where Europe and the Emerging Markets underperformed again, Japan held onto positive territory, and US stocks overall continued to outpace the rest of the world, even though there have been hiccups in certain sub-segments such as small-cap.
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Conductor Global: Portfolio Positioning

Below, we provide the sector and geographic exposure breakdowns for the model portfolio/Conductor portfolio, both at calendar year-end 2013 and fiscal year-end 2014. Of note, we break out the sector and geographic exposures embedded in any ETF exposure to show the true risk allocations and exposures. We also include the sector and geographic performance data for the index as a frame of reference.

Sector 12/31/13	Model Portfolio%	ACWI%	Differential
Cash	2.05%	0.06%	1.99%
Consumer Disc.	22.08%	12.32%	9.77%
Consumer Staples	11.32%	9.83%	1.49%
Energy	4.28%	9.70%	-5.42%
Financials	6.60%	21.07%	-14.47%
Funds	0.97%	0.00%	0.97%
Health Care	9.45%	10.30%	-0.85%
Industrials	13.86%	10.90%	2.96%
Info Tech	19.77%	12.42%	7.35%
Materials	3.36%	5.92%	-2.56%
Telecom Svcs	3.92%	4.17%	-0.24%
Utilities	0.00%	3.09%	-3.09%

Sector 10/31/14	Model Portfolio%	ACWI%	Differential
Cash	3.02%	0.07%	2.95%
Consumer Disc.	13.62%	11.60%	2.01%
Consumer Staples	5.51%	9.64%	-4.13%
Energy	5.34%	8.99%	-3.65%
Financials	12.49%	21.50%	-9.02%
Funds	2.56%	0.00%	2.56%
Health Care	16.51%	11.62%	-4.89%
Industrials	11.85%	10.65%	1.20%
Info Tech	17.04%	13.53%	3.51%
Materials	6.47%	5.23%	1.24%
Telecom Svcs	4.21%	3.95%	0.25%
Utilities	1.35%	3.21%	-1.86%
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ACWI Region Performance 12/31/13 to 10/31/14	Performance%
Consumer Disc.	-0.44%
Consumer Staples	5.63%
Energy	-2.27%
Financials	4.38%
Health Care	18.13%
Industrials	0.41%
Info Tech	12.59%
Materials	-4.88%
Telecom Svcs	2.76%
Utilities	15.12%

Region 12/31/13	Model Portfolio%	ACWI%	Differential
Africa/Mid East	0.00%	0.97%	-0.97%
Asia Pacific	13.22%	18.28%	-5.06%
Cash	2.05%	0.06%	1.99%
Central Asia	0.00%	0.63%	-0.63%
Eastern Europe	0.00%	1.05%	-1.05%
North America	65.90%	51.94%	13.96%
South/Central Am.	0.00%	1.47%	-1.47%
Western Europe	18.83%	25.60%	-6.77%

Region 10/31/14	Model Portfolio%	ACWI%	Differential
Africa/Mid East	0.47%	1.13%	-0.65%
Asia Pacific	26.23%	17.82%	8.40%
Cash	3.02%	0.07%	2.95%
Central Asia	0.41%	0.79%	-0.38%
Eastern Europe	0.34%	0.92%	-0.58%
North America	53.76%	54.45%	-0.69%
South/Central Am.	0.53%	1.41%	-0.88%
Western Europe	15.21%	23.41%	-8.19%
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Index Region Performance 12/31/13 to 10/31/14 (USD)	Performance%
United States (S&P 500)	10.99%
Europe	-7.15%
Japan	-4.48%
Asia ex-Japan	3.74%
Latin America	-1.33%

Portfolio Positioning and Relative Performance Observations:

As a reminder, the investment process for adding individual equities to the Conductor Global Fund is not thematically oriented, but focused on quantitative fundamental metrics. The Fund screens global mid to large cap equities using a variety of traditional cash flow, income statement, and balance sheet ratios and adds companies exhibiting valuation ratios at levels below the overall levels for the relevant global indices. The typical portfolio company also exhibits lower quantitative probabilities for bankruptcy (i.e. better balance sheet health) at time of entry than the median company in global indices. To help avoid “value traps” and manage risk, the Conductor Fund also employs momentum-based technical rules to assist with stock selection. Likewise, technical rules help govern when positions should be removed from the portfolio. Finally, the Conductor Global Fund employs a top down model incorporating macroeconomic data, valuation data, and index-level technical data to assess overall market risk. During times of extremely high risk, the Conductor Global Fund has the capability of significantly reducing risk exposures. Overall, the shifts in exposures listed above and briefly described below are simply governed by the models we employ, not any qualitative judgment by the portfolio manager as to which sectors or geographies should out or underperform in the future.

SECTOR

●	The biggest shifts in sector risk exposures during the fiscal year occurred in Consumer Discretionary, which fell significantly relative over the course of the year due to the sub-par performance of the sector relative to benchmark triggering portfolio sell stops; Consumer Staples, which also fell significantly due to triggered sell stops in several key portfolio companies; Health Care, which rose significantly during the year reflecting the positive fundamental and technical dynamics in this sector in 2014; and, Financials, which rose several percentage points, primarily due to increased exposure through the Vanguard Total Return ETF (41.9%).

●	In terms of sector attribution relative to the AC World Index, three sectors accounted for the bulk of underperformance relative to the benchmark through 10/31/14: Info Tech, Consumer Staples, and Consumer Discretionary. Exposure relative to the Info Tech sector in the portfolio cost
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the portfolio approximately 1.8% in relative performance, primarily due to stock selection. Interestingly, lack of portfolio exposure to Apple stock cost the portfolio nearly half a percentage point of relative performance owing to the fact that Apple has achieved such a large weighting in global benchmarks. Consumer Staples exposure cost the portfolio approximately 1.6% in relative exposure, with two names, NuSkin and Herbalife, accounting for 1.1% of relative underperformance. NuSkin and Herbalife were two of the five biggest performers in the model portfolio in 2013, but gave back some of that performance at the beginning of this year. Third, Consumer Discretionary detracted 1.1% from relative performance, with GameStop accounting for approximately 30 basis points of underperformance. Like Herbalife and NuSkin, GameStop was a top performer in 2013 that gave back some of those gains early in 2014 before exiting the portfolio. Finally, our exposure to a volatility ETF (2.66%) cost the portfolio approximately 73 bps. Alternately, Health Care, Financials, and Materials exposure added 0.6%, 0.3%, and 0.1% to relative performance.

●	In sum, NuSkin, Herbalife, GameStop, the volatility ETF position, and portfolio fees/expenses accounted for approximately 3.8% of the 7.3% underperformance through 10/31/14 relative to the AC World.

GEOGRAPHY

●	Geographically, we entered the year with significant above benchmark exposure to North America. Last year, our overweight in North American stocks helped significantly with SMA performance. This year, overvaluation in the broader US markets combined with technical breakdown in our North American single-stock companies helped push exposure back to benchmark levels. Conversely, continued undervaluation in many Japanese equities and favorable long-term technical factors there helped push Asia-Pacific exposures above benchmark. We entered the year underweight Europe; as the fundamental and technical picture continued to deteriorate during the year these exposures continued to decline. Nearly all European exposure is concentrated in northern European names.

●	In terms of geographical attribution, almost all non-fee, investment-based underperformance can be attributed to North American stocks. North America accounted for nearly 5% of relative underperformance. Even though US headline indices have been reasonably strong this year, much of this outperformance can be attributed to large and mega-cap names within the broad indices. A significant number of the underlying names the broad US indices have exhibited sub-par performance relative to the overall index contributing heavily to the fact that is potentially the worst year for active managers relative to benchmarks in over a decade. We observed this dynamic across our North American names throughout the year. Elsewhere, our Asia-Pacific exposure cost us approximately 0.2% of relative
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performance, primarily due to currency effects. Stock selection was significantly positive at +0.8%, but currency cost us approximately 0.9%. Europe exposure added 0.6% to the portfolio, almost entirely due to allocation (being significantly underweight). Overall, the geographical exposures were generally in the right place, but stock selection held back relative performance unlike 2013 when stock selection combined with geography to significantly enhance performance in the model.

MARKET CAP

●	Large Cap names in the portfolio averaged approximately 51% of exposure over the course of the year vs. 97% for the benchmark and added approximately 1.6% to relative performance vs. the benchmark.

●	Conversely, Mid/Small Cap exposure, representing a weighted average of approximately 46% this year, accounted for approximately 6.5% of relative underperformance.

●	Across the market cap spectrum, stock selection attribution was positive; allocation across the cap space accounted for all underperformance. Again, like numerous other broad market managers, any deviation whatsoever from a large to mega large cap portfolio allocation cost managers deeply and dearly in terms of relative performance.

OTHER

●	As mentioned, we’ve employed an approximate 2% volatility ETF position in the portfolio to cover the potential for random negative tail risk events due to the overvaluation of US markets relative to long-term norms. Again, with US markets rising this fiscal year, the position cost us approximately 0.7% of relative performance.

●	Otherwise, the overall top-down exposures model has kept us fully invested for the entire year. Therefore, there are no unusual spikes in cash levels to report at this time. Over the course of the 2014 Fiscal Year, the weighted average cash balance in the fund was approximately 2.5%. As such, cash drag cost us approximately 0.2% of relative performance.
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Portfolio Characteristics

The portfolio as currently constructed continues to reflect our value and quality orientations. Weighted average levels for portfolio and benchmark valuation metrics can be found in the following table:

Valuation Metric	Portfolio	MSCI AC World

EV/EBITDA, TTM	8.22x	9.50x
Price to Book	1.79x	1.96x
Price to Cash Flow	8.03x	8.86x
Price to Sales	0.82x	1.23x
Debt to Equity	91.47%	148.19%
Dividend Yield	2.02%	2.60%

Distributions

Based upon information provided by our administrator, Gemini Fund Services, there will not be any distributions this year, calendar year 2014, from the Conductor Global Fund.

Disclosures:

Investing in the Fund carries certain risks. Adverse changes in currency exchange rates may erode or reverse any potential gains from the Fund’s investments. The risk of investing in emerging market securities, primarily increased foreign investment risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. There can be a higher portfolio turnover due to active and frequent trading that may result in higher transactional and brokerage costs. The Adviser from time to time employs various hedging techniques. The success of the Fund’s hedging strategy will be subject to the Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale. Therefore, the risk of loss may be unlimited.

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Investors should carefully consider the investment objectives, risks, charges and expenses of the Conductor Funds. This and other information about the Funds is contained in the prospectus and should be read carefully before investing. The prospectus for both funds can be obtained by calling toll free 1-844-GO-RAILX or by clicking here. The Conductor Funds are distributed by Northern Lights Distributors, LLC., Member FINRA IronHorse Capital Management and Northern Lights Distributors, LLC are not affiliated.

Definitions:

MSCI World Index: The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States*.

MSCI AC World Index: The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 44 country indexes comprising 23 developed and 21 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*

S&P 500 Index: The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MSCI Emerging Markets Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey*.

MSCI Europe Index: The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index consists

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of the following 15 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom*.

TOPIX: An index that measures stock prices on the Tokyo Stock Exchange (TSE). This capitalization-weighted index lists all firms that are considered to be under the ‘first section’ on the TSE, which groups all of the large firms on the exchange into one pool. The second section groups all of the remaining smaller firms.

EV/EBITDA: A ratio used to determine the value of a company. The enterprise multiple looks at a firm as a potential acquirer would, because it takes debt into account - an item which other multiples like the P/E ratio do not include.

Price to Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

P/E trailing 12 month: The sum of a company’s price-to-earnings, calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. This measure differs from forward P/E, which uses earnings estimates for the next four quarters.

Altman Z-score: The output of a credit-strength test that gauges a publicly traded manufacturing company’s likelihood of bankruptcy. The Altman Z-score, is based on five financial ratios that can be calculated from data found on a company’s annual 10K report. The Altman Z-score is calculated as follows:

Z-Score = 1.2A + 1.4B + 3.3C + 0.6D + 1.0E

Where:

A = Working Capital/Total Assets

B = Retained Earnings/Total Assets

C = Earnings Before Interest & Tax/Total Assets

D = Market Value of Equity/Total Liabilities

E = Sales/Total Assets

A score below 1.8 means the company is probably headed for bankruptcy, while companies with scores above 3.0 are not likely to go bankrupt. The lower/higher the score, the lower/higher the likelihood of bankruptcy.

4515-NLD-12/19/2014

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Conductor Global Fund
Portfolio Review
October 31, 2014 (Unaudited)

The Fund’s performance figures* for the period ended October 31, 2014, compared to its benchmark:

	Inception Date 12/26/2013	Inception Date 4/15/2014
Class A	N/A	0.51%
Class A with Load (a)	N/A	(5.22)%
Class I	(1.90)%	N/A
MSCI World Total Return Index (b)	5.48%	5.16%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Per the fee table in the March 11, 2014 prospectus, the Fund’s total annual operating expense ratio is 2.23% and 1.98% for Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-844-GO-RAILX.

(a)	Class A with load total return is calculated using the maximum sales charge of 5.75%

(b)	The MSCI World Total Return Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indexes.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of October 31, 2014

Holdings by Asset Class	% of Net Assets	Holdings by Country	% of Market Value
Equity Funds	43.1%	United States	71.2%
Commercial Services	6.4%	Japan	15.1%
Pharmaceuticals	5.5%	Canada	2.8%
Healthcare-Services	5.3%	Belgium	2.1%
Retail	5.2%	China	2.0%
Chemicals	3.3%	Italy	1.6%
Telecommunications	2.8%	France	1.4%
Computers	2.7%	Thailand	1.1%
Electronics	2.3%	Germany	1.1%
Auto Parts & Equipment	2.3%	Mexico	1.0%
Other*	20.1%	Hong Kong	0.6%
Other Assets Less Liabilities -Net	1.0%		100.0%
	100.0%

*	Other represents 2.0% or less weightings in the following industries: Airlines, Auto Manufacturers, Banks, Electrical Components & Equipment, Engineering & Construction, Food, Healthcare Products, Insurance, Mining, Miscellaneous Manufacturing, Office/Business Equipment, Oil & Gas, Semiconductors, Software, and short-term investments.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

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Conductor Global Fund

PORTFOLIO OF INVESTMENTS

October 31, 2014

Shares		Fair Value
	COMMON STOCKS - 53.5%
	AIRLINES - 1.0%
12,600	Japan Airlines Co., Ltd.	$335,162

	AUTO MANUFACTURERS - 1.1%
840,000	Geery Automobile	375,861

	AUTO PARTS & EQUIPMENT - 2.3%
15,500	Koito Manufacturing Co., Ltd.	453,285
17,700	Tokai Rika Co., Ltd.	329,955
		783,240
	BANKS - 1.2%
12,004	Morgan Stanley	419,540

	CHEMICALS - 3.3%
21,800	Hitachi Chemical Co., Ltd.	376,110
27,000	Kuraray Co., Ltd.	307,184
25,100	Nissan Chemical Industries Ltd.	454,271
		1,137,565
	COMMERCIAL SERVICES - 6.4%
10,439	Cintas Corp.	764,552
8,438	DeVry Education Group, Inc.	408,484
121,500	OHL Mexico SAB de CV *	340,461
11,134	Stantec, Inc.	702,677
		2,216,174
	COMPUTERS - 2.7%
43,147	Brocade Communications Systems, Inc.	462,967
7,048	Cap Gemini SA	462,321
		925,288

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
25,200	Brother Industries Ltd.	440,377

	ELECTRONICS - 2.3%
12,900	Hoya Corp.	448,738
17,067	Jabil Circuit, Inc.	357,554
		806,292
	ENGINEERING & CONSTRUCTION - 0.9%
20,000	Maeda Road Construction Co., Ltd.	303,214

	FOOD - 1.9%
4,552	Delhaize Group SA	310,261
27,000	Yamazaki Baking Co., Ltd.	329,778
		640,039

See accompanying notes to financial statements.

15

Conductor Global Fund

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2014

Shares		Fair Value
	HEALTHCARE-PRODUCTS - 1.0%
5,045	Medtronic, Inc.	$343,867

	HEALTHCARE-SERVICES - 5.3%
9,693	Health Net, Inc. *	460,514
3,131	Humana, Inc.	434,739
4,437	UnitedHealth Group, Inc.	421,559
3,827	WellPoint, Inc.	484,843
		1,801,655
	INSURANCE - 1.4%
7,133	Hanover Insurance Group, Inc. (The)	477,483

	MINING - 0.8%
66,362	Centerra Gold, Inc.	258,058

	MISCELLANEOUS MANUFACTURING - 1.1%
12,000	FUJIFILM Holdings Corp	393,875

	OFFICE/BUSINESS EQUIPMENT - 1.8%
9,900	Canon, Inc.	298,683
48,000	Toshiba TEC Corp.	332,449
		631,132
	OIL & GAS - 2.0%
195,000	CNOOC Ltd.	306,267
33,300	PTT PCL	375,856
		682,123
	PHARMACEUTICALS - 5.5%
3,938	Merck KGaA	354,878
6,959	Omnicare, Inc.	463,400
32,196	Recordati SpA	555,559
11,134	VCA, Inc. *	507,376
		1,881,213
	RETAIL - 5.2%
8,611	Ann, Inc. *	330,576
11,340	Best Buy Co., Inc.	387,148
7,190	Cash America International, Inc.	353,389
3,393	Dillard’s, Inc.	358,844
8,205	GameStop Corp	350,846
		1,780,803
	SEMICONDUCTORS - 1.1%
19,399	NVIDIA Corp.	379,056

See accompanying notes to financial statements.

16

Conductor Global Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2014

Shares		Fair Value
	SOFTWARE - 1.1%
8,265	Microsoft Corp.	$388,042

	TELECOMMUNICATIONS - 2.8%
11,051	Belgacom SA	416,065
16,500	China Mobile Ltd.	205,319
19,900	NTT DOCOMO, Inc.	329,866
		951,250

	TOTAL COMMON STOCKS (Cost - $16,383,790)	18,351,309

	EXCHANGE TRADED FUNDS AND NOTES - 43.1%
	EQUITY FUNDS - 43.1%
229,416	Vanguard Total World Stock ETF	13,982,905
19,822	VelocityShares VIX Short Term ETN * +	811,909
	TOTAL EXCHANGE TRADED FUNDS AND NOTES - (Cost - $14,616,141)	14,794,814

	SHORT-TERM INVESTMENTS - 2.4%
831,407	Morgan Stanley Money Market PT - Institutional Class * (Cost - $831,407)	831,407

	TOTAL INVESTMENTS - 99.0% (Cost - $31,831,338) (a)	$33,977,530
	OTHER ASSETS AND LIABILITIES - NET - 1.0%	332,049
	TOTAL NET ASSETS - 100.0%	$34,309,579

*	Non-income producing security.

+	Affiliated Company - Conductor Global Fund holds in excess of 5% voting securities of this exchange traded note.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $31,831,338 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,560,832
Unrealized depreciation:	(414,640)
Net Unrealized appreciation:	$2,146,192

See accompanying notes to financial statements.

17

Conductor Global Fund
Statement of Assets and Liabilities
October 31, 2014

ASSETS
Investment securities:
Investments in unaffiliated securities, at cost	$30,903,211
Investments in affiliated securities, at cost	928,127
Total securities, at cost	$31,831,338

Investments in unaffiliated securities, at fair value	$33,165,621
Investments in affiliated securities, at fair value	811,909
Total securities, at fair value	$33,977,530
Foreign currency (cost $299,825)	298,722
Dividends and interest receivable	61,272
Prepaid expenses and other assets	46,377
TOTAL ASSETS	34,383,901

LIABILITIES
Investment advisory fees payable	34,048
Distribution (12b-1) fees payable	3
Fees payable to other affiliates	2,161
Accrued expenses and other liabilities	38,110
TOTAL LIABILITIES	74,322
NET ASSETS	$34,309,579

NET ASSETS CONSIST OF:
Paid in capital	$34,970,774
Undistributed net investment income	(58,249)
Accumulated net realized loss on investments and currency transactions	(2,744,975)
Net unrealized appreciation of investments and currency transactions	2,142,029
NET ASSETS	$34,309,579

NET ASSET VALUE PER SHARE:

Class A Shares:
Net Assets	$12,238
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,249
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.80
Maximum offering price per share (maximum sales charge of 5.75%) (a)(b)	$10.40

Class I Shares:
Net Assets	$34,297,341
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	3,496,707
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.81

(a)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

18

Conductor Global Fund
Statement of Operations
For the Period Ended October 31, 2014 (a)

INVESTMENT INCOME
Dividend Income (Foreign Taxes Withheld $35,431)	$533,279
Interest Income	328
TOTAL INVESTMENT INCOME	533,607

EXPENSES
Investment advisory fees	400,033
Distribution (12b-1) fees: Class A	7
Legal fees	59,493
Administrative services fees	23,425
Accounting services fees	17,619
Audit fees	17,500
Custodian fees	16,354
Transfer agent fees	16,195
Non 12B-1 shareholder services	16,137
Compliance officer fees	12,655
Printing and postage expenses	10,401
Trustees fees and expenses	10,092
Registration fees	10,065
Insurance expense	2,763
Other expenses	3,034
TOTAL EXPENSES	615,773

Less: Fees waived by the Advisor	(102,335)

NET EXPENSES	513,438

NET INVESTMENT INCOME	20,169

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Unaffiliated Investments	(2,734,017)
Affiliated Investments	(28,993)
Foreign Currency Transactions	(60,383)
Realized loss on investments	(2,823,393)

Net change in unrealized appreciation (depreciation) of:
Unaffiliated Investments	2,262,410
Affiliated Investments	(116,218)
Foreign Currency Translations	(4,163)
Unrealized appreciation on investments	2,142,029

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(681,364)

NET DECREASE IN NET ASSETS	$(661,195)

(a)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013. The Conductor Global Fund Class A commenced investment operations on April 15, 2014.

See accompanying notes to financial statements.

19

Conductor Global Fund

Statement of Changes in Net Assets

For the Period Ended October 31, 2014 (a)

FROM OPERATIONS
Net investment income	$20,169
Net realized loss from investments	(2,823,393)
Net change in unrealized appreciation of investments	2,142,029
Net decrease in net assets resulting from operations	(661,195)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	12,271
Class I	35,195,015
Payments for shares redeemed:
Class I	(236,512)
Net increase in net assets from shares of beneficial interest	34,970,774

TOTAL INCREASE IN NET ASSETS	34,309,579

NET ASSETS
Beginning of Period	—
End of Period*	$34,309,579
*Includes undistributed net investment income of:	$(58,249)

SHARE ACTIVITY
Class A:
Shares Sold	1,249
Net increase in shares of beneficial interest outstanding	1,249

Class I:
Shares Sold	3,520,554
Shares Redeemed	(23,847)
Net increase in shares of beneficial interest outstanding	3,496,707

(a)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013. The Conductor Global Fund Class A commenced investment operations on April 15, 2014.

See accompanying notes to financial statements.

20

Conductor Global Fund

Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A Shares (1)
	Period Ended
	October 31, 2014
Net asset value, beginning of period	$9.75

Activity from investment operations:
Net investment loss (2)	(0.01)
Net realized and unrealized gain on investments (3)	0.06
Total from investment operations	0.05

Net asset value, end of period	$9.80

Total return (4)	0.51	% (5)

Net assets, at end of period	$12,238

Ratio of gross expenses to average net assets (6)(8)	2.51	% (7)
Ratio of net expenses to average net assets (8)	2.20	% (7)
Ratio of net investment income to average net assets (8)(9)	-0.22	% (7)

Portfolio Turnover Rate	99	% (5)

(1)	The Conductor Global Fund Class A commenced investment operations on April 15, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(9)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

21

Conductor Global Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class I Shares (1)
	Period Ended
	October 31, 2014
Net asset value, beginning of period	$10.00

Activity from investment operations:
Net investment income (2)	0.01
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	(0.19)

Net asset value, end of period	$9.81

Total return (3)	(1.90	)% (4)

Net assets, at end of period (000s)	$34,297

Ratio of gross expenses to average net assets (5)(7)	2.26	% (6)
Ratio of net expenses to average net assets (7)	1.95	% (6)
Ratio of net investment loss to average net assets (7)(8)	0.08	% (6)

Portfolio Turnover Rate	99	% (4)

(1)	The Conductor Global Fund Class I commenced investment operations on December 26, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

(7)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

22

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

1.	ORGANIZATION

The Conductor Global Fund (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced investment operations for Class I shares on December 26, 2013. Class A shares commenced investment operations on April 15, 2014. The investment objective is to provide long-term risk-adjusted total return.

The Fund offers Class A and Class I shares. Class C shares are currently not offered. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of

23

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultants, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

24

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of October 31, 2014 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$18,351,309	$—	$—	$18,351,309
Exchange Traded Funds and Notes	14,794,814	—	—	14,794,814
Money Market Fund	831,407	—	—	831,407
Total	$33,977,530	$—	$—	$33,977,530

*	Please refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – The accounting records of the Fund is maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the current year. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions

25

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed since inception.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended October 31, 2014 for amounted to $62,876,273 and $29,097,146, respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – IronHorse capital, LLC serves as the Fund’s Investment Adviser (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the period ended October 31, 2014, the Fund incurred advisory fees in the amount of $400,033.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until February 28, 2015, so that the total annual operating expenses of the Conductor Global Fund do not exceed 2.20% and 1.95% of the average daily net assets of Class A and Class I, respectively. Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

For the period ended October 31, 2014, the Advisor waived management fees and reimbursed expenses in the amount of $102,335. As of October 31, 2014, the Advisor may recapture the waived amounts no later than October 31, 2017.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts

26

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

not otherwise required to be provided by the Advisor. For the period ended October 31, 2014, Class A shares accrued a 12b-1 fee in the amount of $7.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. The Distributor is an affiliate of GFS. For the period ended October 31, 2014, the Distributor did not receive any underwriting commissions for sales of Class A shares.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

As of October 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(2,744,975)	$—	$(57,667)	$2,141,447	$(661,195)

The difference between book basis and tax basis undistributed net investment income, and unrealized appreciation from investments is primarily attributable to the mark-to-market on open forward foreign currency contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $57,667.

At October 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$2,744,975	$—	$2,744,975

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and return of capital distributions, resulted in reclassifications for the year ended October 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(78,418)	$78,418

27

Conductor Global Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2014

6.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. There was one affiliated company held by Conductor Global Fund as of October 31, 2014. Transactions during the period with affiliated companies are as follows:

Change in
		Value-				Unrealized
		Beginning of		Sales	Realized	Appreciation/	Value-End of
CUSIP	Description	Period	Purchases	Proceeds	Gain/Loss	(Depreciation)	Period
22539T621	VelocityShares VIX Short-Term ETN	$—	$1,208,108	$(250,988)	$(28,993)	$(116,218)	$811,909

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Conductor Global Fund currently invests a portion of its assets in Vanguard Total World Stock ETF Fund. The Vanguard Total World Stock ETF Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Vanguard Total World Stock ETF Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Vanguard Total World Stock ETF Fund. The financial statements of the Vanguard Total World Stock ETF Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2014, the Fund invested 40.8% of its net assets in the Vanguard Total World Stock ETF Fund.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2014 Charles Schwab & Co., holding shares for the benefit of others in nominee name, held approximately 87.6% of the voting securities of the Conductor Global Fund.

9.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the period ended October 31, 2014, the Fund did not assess any redemption fees.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Conductor Global Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Conductor Global Fund (the “Fund”), as of October 31, 2014, and the related statements of operations, changes in net assets, and financial highlights for the period December 26, 2013 (commencement of operations) through October 31, 2014. The financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Conductor Global Fund, as of October 31, 2014, the results of its operations, changes in net assets, and financial highlights for the period December 26, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/

KPMG LLP

Roseland, New Jersey
December 22, 2014

29

Conductor Global Fund

EXPENSE EXAMPLES

October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Conductor Global Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense Ratio
Actual	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$987.90	$ 11.02	2.20%
Class I	1,000.00	988.90	9.78	1.95%

	Beginning	Ending	Expenses Paid	Annualized
Hypothetical	Account Value	Account Value	During Period*	Expense Ratio
(5% return before expenses)	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,014.12	$ 11.17	2.20%
Class I	1,000.00	1,015.38	9.91	1.95%

*	Actual expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

30

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)

October 31, 2014

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007)	10	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	10	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/14 – Two Roads v2

31

Conductor Global Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)

Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011 - 2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008 - 2011).	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A

William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 - August 2009).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-467-2459.

10/31/14 – Two Roads v2

32

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600
33

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

34

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Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-GO-RAILX or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-844-GO-RAILX.

Investment Advisor
IronHorse Capital LLC

The First Capital Building
555 Perkins Extended, Suite 450
Memphis, TN 38117

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014
Conductor Global Fund	14,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014
Conductor Global Fund	3,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 7, 2015